                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      November 23, 2009 (November 18, 2009)

                             WIN GAMING MEDIA, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                   000-51255                98-0374121
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

          103 FOULK ROAD, WILMINGTON, DE                         19803
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      (Address of principal executive offices)                 (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 18, 2009, the registrant's wholly owned subsidiary, Giona Trading
Ltd, a Cyprus corporation ("Giona"), and ParagonEX Limited, a British Virgin
Islands corporation ("ParagonEX"), entered into a Services and License Agreement
(the "Agreement") under which ParagonEX licensed (the "License") to Giona its web-based platform (the "Software") which provides online trading of binary options. Giona will focus on marketing the Software which enables online traders to invest in a wide range of binary options trading on a variety of financial markets around the world in real local time. The binary option instruments include market indices, stocks, commodities and foreign currency pairs. In addition, ParagonEX undertook to provide Giona services and support in connection with the Software. The License is non-exclusive, and the Software would be used on Giona's web-sites. In principal, the proceeds to Giona, after payment of consideration to ParagonEX, will be at least 88% of the net proceeds
Giona receives from end users. The consideration ParagonEX will receive from
Giona for entry into the Agreement is a monthly fee starting at 12% from the first dollar Giona generates going down to as little as %5-%7 from its revenues.
Notwithstanding the above, after four months from the date of launching the
Giona website that uses the Software (but not earlier than January 15, 2010 and not later than February 15, 2010), the fee shall be no less than $10,000 per month. In addition, Giona has agreed to implement an 8 months marketing budget of not less than $500,000 to be spent on marketing the services provided by
Giona using the Software. This obligation will commence on the date in which
Giona launches its website that uses the Software. If Giona fails to perform this undertaking, it will indemnify ParagonEX with a fixed fee of $50,000. Each party to the Agreement may terminate it for convenience upon providing a 90 days prior notice, but not before the 20th anniversary of the date in which Giona launches its website that uses the Software.

A copy of the Agreement is attached hereto, and incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

Exhibit 10.1  Services and License Agreement entered into on November 18, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        WIN GAMING MEDIA, INC.
                                                        (registrant)

                                                        By: /s/ Shimon Citron
                                                        ---------------------
Date: November 23, 2009                                 Shimon Citron
                                                        Chief Executive Officer